Exhibit 99.2
Fund the Flight Plan: Delta is a Strong Financial Competitor Ed Bastian Chief Financial Officer March 27, 2007

Safe Harbor This presentation contains various projections and other forward-looking statements which represent Delta's estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta's control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the "Risk Factors" discussed in Delta's Form 10-K filed with the SEC on March 2, 2007. Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures in talking about our company's performance. You can find the reconciliations of those measures to comparable GAAP measures in the appendix of this presentation. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

Throughout the restructuring, Delta has delivered on its commitments Transformed business model Created financial stability Goal to achieve superior margins through best-in-class unit cost structure and continued revenue momentum Financial discipline will be key - balancing strategic growth with continuing credit improvement Cash flow from operations supports debt levels and allows reinvestment in business Delta well positioned to return as a top-tier financial, customer and operational performer Business Plan Key Messages

Delta Losses Totaled $7.5 Billion Since 2001... Net Loss1 ($M) 2001 2002 2003 2004 2005 -1027 -958 -1042 -2281 -2208 ($1,027) ($958) ($1,042) ($2,281) ($2,208) 2004 2005 2003 2002 2001 1 Excluding special and reorganization items

Funded Losses With Debt; Borrowing Capacity Exhausted 1 Includes on-balance sheet debt plus 7x last twelve months' aircraft rent. Adjusted Total Debt ($M)1 2001 2002 2003 2004 2005 11185 14562 15830 17648 18910 $11,185 $14,562 $15,830 $17,648 $18,910 2000 2001 2002 2003 2004

Pre-Bankruptcy Actions Provided $5 Billion of Financial Benefits, But It Wasn't Enough... Non-Pilots EC Other Pilots 1.8 1.1 2.1 Non-Employment Cost Reductions and Revenue Enhancements $2.1B 42% Ground and Flight Attendant Employment Cost Reductions $1.8B 36% Pilot Employment Cost Reductions $1.1B 22% Annual Run-Rate Savings Compared to 2002

Three Pillars of our Transformation Plan Closing RASM Gap Right-size domestic capacity Greater international mix Improved operations and customer service 1 Repair Balance Sheet Improved liquidity Unsecured debt, fleet and facility restructuring 2 Best-in-Class Costs Improved productivity Streamlined fleet Renegotiated contracts 3 Closing RASM gap from 86% of industry average to 93%...expect to achieve industry parity by end of 2008 Reduction of net debt from $17B to $7.6B in 2007...with continued reduction projected in future years Eliminated approximately $2B from cost structure; best-in-class unit costs Delivering on our Commitments...

Transformation progress... Closing the revenue gap Best-in-class cost structure Top-tier operational performance Award winning customer service Highly engaged workforce ....driving substantial financial improvement 2006 YOY change in pre-tax income(1) ($M) We Have Achieved Great Progress Against Our Transformation Plan 1 Excludes special and reorganization items YE 2006 324 (443) 431 231 304 (73) (1) 26 790 1,003 908 17 13 11 1,635 1,654 509 484

Quickly Regaining our Competitiveness 1 Adjusted to fuel price of $2.00/gal 2 Delta adjusted to include pilot pension termination. Second Half 2006 Operating Margin ($M) Assuming a common fuel price of $2.00/gallon and adjusting Delta's results for the now terminated pilot pension plan, Delta's financial improvement is significant DAL AMR CAL LCC NWAC UAL Operating Income $174 $469 $235 $242 $483 $322 Operating Margin 2.0% 4.2% 3.5% 4.2% 7.6% 3.3% DAL(1,2) AMR(1) CAL(1) LCC(1) NWAC(1) UAL(1) Operating Income $483 $500 $320 $322 $571 $505 Operating Margin 5.5% 4.4% 4.8% 5.6% 8.9% 5.2% Pro Forma Reported (excluding special items)

Best-in-Class Unit Cost Structure Delta's Mainline Non-Fuel Unit Costs Down 27% From Pre-Restructuring Levels Column 1 Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2003 8.99 2004 8.44 2005 7.33 2006 7.12 2007 6.6 (¢) Delta Mainline Non-Fuel Unit Cost (1) 8.99 6.60 1 Excludes fuel taxes and any profit-sharing paid for 2007.

Cost Competitiveness 1 Excluding special and non-cash reorganization items. Delta mainline non-fuel unit cost adjusted to exclude fuel taxes. US Airways, Northwest, and Continental exclude profit sharing. 2 Adjusted to Delta's average second half 2006 stage length of 1,193 miles. 3 Mainline stage length adjusted non-fuel unit cost would improve 0.22 cents if the effect of pilot plan termination was included. Second Half 2006 Mainline Stage Length Adjusted Non-Fuel unit Cost(1,2) (¢) 6.54 6.78 6.93 7.85 7.93 8.13 6.71 (3)

Key Assumptions in Business Plan 1 Excluding profit sharing. Fuel $2.06 per gallon in 2007 (including taxes) Price grows 5% per year Non - Fuel CASM Mainline down 7% in 2007 (6.60 cents)(1) Target further reductions in future years Costs Revenue Capacity Grows 2 - 4% in 2007 Domestic down 1 - 3% International up 14 - 16% Annual growth in later years of approximately 3% RASM Grows 4% in 2007 (compared to 1.5% growth for industry) Grows approximately 2% in later years

2007 Projected Pre-Tax Income Roll Forward from 2006 ($M) 2006 Pre- Tax Income Revenue Fuel Price Net Cost Reductions Profit Sharing 2007 Pre- Tax Income 2 1 1 1 Excludes Special and Reorganization Items 2 Net of capacity-related expenses of $611M (452) 107 816 593 739 (171) Roll Forward from 2006 ($M) 2006 Pre-Tax Loss(1) Revenue(2) Net Cost Reductions Fuel Price Profit Sharing 2007 Pre-Tax Income(1)

Plan Restores Financial Stability Positioned To Compete On A Standalone Basis Light Green Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Mu ted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 -6.9 2006 2.1 2007 8.9 2008 11.7 2009 11.7 2010 12.6 (%) Operating Margin (1,2) Light Green Medium Green Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow M uted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 -2.1 2006 -0.45 2007 0.8 2008 1.5 2009 1.6 2010 1.9 ($B) Pre-Tax Income (1) 1 2005 and 2006 results exclude special and reorganization items 2 Excludes projected profit sharing payments of $171M in 2007, $329M in 2008, $363M in 2009 and $457M in 2010

Healthy Operations Drive Substantially Improved EBITDAR Top-Tier EBITDAR Margin Performance Light Green Medium Green Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow M uted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 696 4.3 2006 1997 11.5 2007 2838 15.4 2008 3457 17.6 2009 3616 17.5 2010 3870 17.8 ($M) EBITDAR/EBITDAR margin (1,2) (%) EBITDAR EBITDAR margin 1 2005 and 2006 results exclude special and reorganization items. 2 Includes projected profit sharing payments of $171M in 2007, $329M in 2008, $363M in 2009 and $457M in 2010

Plan Reduces Net Debt by More Than 50% Adjusted Total Debt Adjusted Net Debt Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Mute d Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 6/30/05 18.61 16.94 2007 10.87 7.6 2008 10.9 6.2 ($B) Adjusted total debt(1) Adjusted net debt(2) 1 Includes on-balance sheet debt plus 7x last twelve months' aircraft rent 2 Includes on-balance sheet debt plus 7x last twelve months' aircraft rent reduced by cash, cash equivalents and short-term investments Net Debt Reduced From $17 Billion in 2005 to $7.6 Billion in 2007 Adjusted debt ($B)

Plan Allows for $6 Billion Reinvestment in the Business Strong Cash Flow From Operations Provides for Reinvestment While Strengthening Balance Sheet Column 1 Column 2 Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Gr een Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 -643 815 2006 1607 898 2007 2053 1323 2008 2766 1753 2009 2852 1449 2010 3347 2212 ($M) Cash from Operations Cash Capex and Scheduled Debt Maturities

NOLs are a Significant Asset Offset regular taxable income in full until depleted Minimal AMT payments anticipated to occur during forecast period Annual payments of approximately 2% of net income - beginning in 2008 Focus on cash earnings $7.8 Billion of Net Operating Losses (NOLs)

Fresh Start Reporting New Asset Values and Accounting Policies Impact the Income Statement Exiting Chapter 11 requires implementation of Fresh Start Reporting Balance sheet initially stated at fair value and accounting policies revisited Balance sheet valuation changes Adjust major assets (e.g., fleet) to current market values and recognize new intangible assets (e.g., goodwill) Accounting policy changes Largely line item reclassifications between revenue and expense. Examples include: fuel taxes, insourcing revenues, and frequent flyer accounting These changes are non-cash Management stock and compensation expense

The Momentum Continues First Quarter 2007 Guidance 1 Excludes fuel taxes

We Will Seek Continued Opportunities to Unlock Shareholder Value Restricted assets Industry-leading Maintenance Repair and Overhaul (MRO) business 2007 TechOps insourcing revenue expected to grow to $350 million Further monetization of assets

Plan of Reorganization Timetable for Exit Planned Emergence - April 30 Stock Relisting - Early May January February March April $2.5B Exit Financing Commitment Received April 19 Vote Tally Certification Disclosure Statement Approved File Final Supplements - Compensation - Certificate of Incorporation and Bylaws - Proposed Board April 9 Plan Objection / Voting deadline Apr 25 Confirmation Hearing

Status of the Claims Pool Delta Claims Comair Claims ($B)

Delta - Positioned to Win Industry leading balance sheet Lowest net debt of any network carrier Free cash flow in excess of $1.5 billion per year Best-in-class unit costs Mainline unit costs in mid-6 cent range Revenue momentum Commitment to achieve industry revenue parity - and beyond Motivated and high-performing work force Delivering top-tier customer service and operational excellence

Appendix: Non-GAAP Reconciliations

Net Loss

Debt Note: 7x last twelve months' aircraft rent is added back as management believes the addition of these items is helpful to the investor in evaluating total obligations and commitments of the Company.

Passenger RASM as % of Industry Note: Charter revenue is excluded and length of haul is adjusted as management believes this is helpful to investors in comparing the Company's passenger revenue per ASM to the industry.

Adjusted Net Debt Note: 7x last twelve months' aircraft rent is added back as management believes the addition of these items and reduction of cash and cash equivalents is helpful to the investor in evaluating total obligations and commitments of the Company.

Pre-Tax Loss and Operating Margin Note: Certain non-recurring adjustments have been excluded as management believes the exclusion of these items is helpful to investors for comparison purposes on a year over year basis.

Operating Margin Second Half 2006 Note: Adjusting fuel to $2.00 per gallon and the addition of savings related to the pilot termination in calculating an adjusted operating income and margin is helpful to investors in evaluating the future performance of the Company.

Mainline Non-Fuel CASM Note: Fuel expense and fuel taxes are excluded as management believes the exclusion of these items is helpful to investors for comparison purposes on a year over year basis.

Mainline Non-Fuel CASM Second Half 2006 Note: Fuel expense, fuel taxes and 6 months of the savings related to the termination of the Pilot Plan is included as management believes this is helpful to the investor in evaluating the ongoing operations.

EBITDAR and EBITDAR Margin Note: EBITDAR has been presented as management believes it is helpful to investors in utilizing EBITDAR as a proxy for operating cash flow on a year over year basis.

Cash Capex and Scheduled Debt Maturities Note: Cash capex and scheduled debt maturities represent management's view of cash flows related to capital expenditures and debt maturities during the period.